UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2008
INFINITY ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-17204 (Commission File Number)	20-3126427 (I.R.S. Employer Identification Number)

633 Seventeenth Street, Suite 1800 Denver, Colorado (Address of principal executive offices)	80202 (Zip Code)
Registrant’s telephone number, including area code: (720) 932-7800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits
UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEETS SEPTEMBER 30, 2007
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURE

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On January 7, 2008, Infinity Energy Resources, Inc.’s (the “Company”) wholly-owned subsidiary, Infinity & Gas of Wyoming, Inc. (“Infinity-Wyoming”), completed the sale of essentially all of its producing oil and gas properties in Colorado and Wyoming, along with 80% of the working interest owned by Infinity-Wyoming in undeveloped leaseholds in Routt County, Colorado and Sweetwater County, Wyoming, to Forest Oil Corporation (“Forest”), in accordance with a definitive Asset Purchase and Sale Agreement dated December 27, 2007 (the “Purchase Agreement”), for $17.4 million, as adjusted for changes since the effective date of October 1, 2007. The purchase price was determined through arms-length negotiations.
     The Company’s wholly-owned subsidiary, Infinity Oil and Gas of Texas, Inc. (“Infinity-Texas”), is also a party to a Farmout and Acquisition Agreement (“Farmout Agreement”) with Forest, dated December 27, 2007, which was entered into concurrently with the Purchase Agreement. The Farmout Agreement relates to certain oil and gas leaseholds owned by Infinity-Texas in Erath County, Texas. The Farmout Agreement was described in and filed with the Company’s Current Report on Form 8-K dated December 27, 2007.
Item 9.01. Financial Statements and Exhibits
(b) Pro forma financial information
     The following unaudited pro forma consolidated balance sheet as of September 30, 2007, and unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2007 and the year ended December 31, 2006 adjust the historical financial information of the Company to reflect 1) the sale of essentially all of its producing oil and gas properties in Colorado and Wyoming, along with 80% of the working interest owned by Infinity-Wyoming in undeveloped leaseholds in Routt County, Colorado and Sweetwater County, Wyoming, 2) the sale of a 75% working interest in one horizontal gas well waiting completion in Erath, County, Texas and 3) the use of proceeds from the sales to repay debt under the Company’s loan agreement with Amegy Bank N.A., to fund an escrow account to be used in settling certain accounts payable, and to settle all open crude oil and natural gas derivative liabilities. The unaudited pro forma balance sheet was prepared as if the transactions were consummated on September 30, 2007 and the unaudited pro forma statements of operations were prepared as if the transactions were consummated on January 1st of each period. The unaudited pro forma adjustments are based on estimates and assumptions explained in further detail in the accompanying notes.
     The unaudited pro forma financial statements should be read in conjunction with the Company’s historical financial statements and related notes, which are included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 and Annual Report on Form 10-K for the year ended December 31, 2006, filed with the Securities and Exchange Commission on November 9, 2007 and March 14, 2007, respectively. The unaudited pro forma information presented is not necessarily indicative of the results that would have actually occurred had the transactions been consummated on the dates or for the periods indicated or which may occur in the future.

INFINITY ENERGY RESOURCES, INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEETS
SEPTEMBER 30, 2007
(in thousands, except share and per share amounts)

	Historical	Adjustments		As Adjusted
ASSETS
Current assets:
		$14,000	(a)
Cash and cash equivalents	$252	(11,920	)(c)	$2,332
		2,250	(a)
Restricted cash	—	1,450	(b)	3,700
Accounts receivable	1,684			1,684
Prepaid expenses and other	390			390
Prepaid severance taxes	737			737

Total current assets	3,063			8,843
Property and equipment, at cost, net of accumulated depreciation	35			35
Oil and gas properties, using full cost accounting, net of accumulated depreciation, depletion and amortization and ceiling write-down:
Proved	26,983	(17,386	)(a)	9,597
		(2,100	)(a)
Unproved	23,900	(1,450	)(b)	20,350
Intangible assets, at cost, net of accumulated amortization	416			416
Other assets, net	1,065			1,065

Total assets	$55,462			$40,306

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Note payable and current portion of debt	$22,010	$(11,000	)(c)	$11,010
Accounts payable	5,539			5,539
		(525	)(a)
Accrued liabilities	3,011	(920	)(c)	1,566
Accrued interest	676			676
Current portion of asset retirement obligations	705	(143	)(a)	562

Total current liabilities	31,941			19,353
Long-term liabilities:
Production taxes payable and other	398	(127	)(a)	271
Asset retirement obligations, less current portion	778	(441	)(a)	337
Derivative liabilities	587			587

Total liabilities	33,704			20,548

Stockholders’ equity:
Common stock	2			2
Additional paid-in-capital	79,178			79,178
Accumulated deficit	(57,422)	(2,000	)(a)	(59,422)

Total stockholders’ equity	21,758			19,758

Total liabilities and stockholders’ equity	$55,462			$40,306

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

INFINITY ENERGY RESOURCES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(in thousands, except per share data)

	Historical	Adjustments		As Adjusted
Revenue
Oil and gas sales	$7,092	$(3,420	)(d)	$3,672

Operating expenses
Oil and gas production expenses	4,482	(2,137	)(d)	2,345
Oil and gas production taxes	480	(282	)(d)	198
General and administrative expenses	2,682			2,682
Depreciation, depletion, amortization and accretion	4,232	(2,018	)(d)	2,214
Ceiling write-down of oil and gas properties	15,750			15,750

Total operating expenses	27,626	(4,437)		23,189

Operating loss	(20,534)	1,017		(19,517)

Other income (expense)
Financing costs:
Interest expense, net of capitalization	(467)	233	(e)	(234)
Amortization of loan discount and costs, net	(174)			(174)
Change in derivative fair value	4,491	936	(f)	5,427
Other	(31)			(31)

Total other income (expense)	3,819	1,169		4,988

Net income (loss) from continuing operations	(16,715)	2,186		(14,529)
Income from discontinued operations	99			99

Net income (loss)	$(16,616)	$2,186		$(14,430)

Basic and diluted net income (loss) per share:
Net loss from continuing operations	$(0.93)			$(0.81)
Net income (loss)	$(0.93)			$(0.81)

Weighted average shares outstanding:
Basic and diluted	17,871			17,871

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

INFINITY ENERGY RESOURCES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(in thousands, except per share data)

	Historical	Adjustments		As Adjusted
Revenue
Oil and gas sales	$12,292	$(6,713	)(d)	$5,579

Operating expenses
Oil and gas production expenses	4,583	(1,908	)(d)	2,675
Oil and gas production taxes	806	(659	)(d)	147
General and administrative expenses	3,619			3,619
Depreciation, depletion, amortization and accretion	7,936	(3,823	)(d)	4,113
Ceiling write-down of oil and gas properties	37,800			37,800

Total operating expenses	54,744	(6,390)		48,354

Operating loss	(42,452)	(323)		(42,775)

Other income (expense)
Financing costs:
Interest expense, net of capitalization	(3,147)	1,760	(e)	(1,387)
Amortization of loan discount and costs, net	(1,290)			(1,290)
Early extinguishment of debt	(27,161)			(27,161)
Change in derivative fair value	14,727			14,727
Other	535			535

Total other income (expense)	(16,336)	1,760		(14,576)

Net income (loss) from continuing operations	(58,788)	1,437		(57,351)
Income from discontinued operations	12,750			12,750
Gain on sale of discontinued operations, net of tax	33,351			33,351

Net income (loss)	$(12,687)	$1,437		$(11,250)

Basic and diluted net income (loss) per share:
Net loss from continuing operations	$(3.90)			$(3.80)
Income from discontinued operations	0.85			0.85
Gain on sale of discontinued operations, net of tax	2.21			2.21
Net income (loss)	$(0.84)			$(0.75)

Weighted average shares outstanding:
Basic and diluted	15,085			15,085

See Notes to Unaudited Pro Forma Consolidated Financial Statements.

INFINITY ENERGY RESOURCES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
Balance Sheet
(a)	To reflect the receipt of proceeds from the sale of producing and nonproducing oil and gas properties in Colorado and Wyoming for $17.2 million less estimated transaction related costs and adjustments, the elimination of the related assets and liabilities, and the recognition of an estimate of the loss on sale.
(b)	To reflect the receipt of proceeds from the partial sale of a nonproducing gas well in Texas under the Farmout and Acquisition Agreement for $1.45 million and the elimination of the related asset.
(c)	To reflect the repayment of debt under the Company’s loan agreement with Amegy Bank, N.A. and the settlement of all open crude oil and natural gas derivative liabilities.
Statement of Operations
(d)	To reflect the elimination of revenue and expenses from the producing assets sold for the applicable period.
(e)	To reflect the reversal of certain financing costs that would not have been incurred had the sale of assets and the repayment of debt been consummated as of January 1st of the applicable period.
(f)	To reflect the reversal of certain change in derivative fair value that would not have occurred had the settlement of all open crude oil and natural gas derivative liabilities been consummated as of January 1st of the applicable period and had the Company not entered into any further crude oil and natural gas derivative contracts.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: January 11, 2008

Infinity Energy Resources, Inc.
By:	/s/ Stanton E. Ross
Stanton E. Ross
Chief Executive Officer